1© 2014 | Earnings Webcast & Conference Call Second Quarter FY 2015 February 5, 2015 EXHIBIT 99.2

2 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” could be” and other words of similar meaning, are forward-looking statements. In particular, information referred to as “Fiscal Year 2015 Financial Guidance” or “FY15 Outlook" are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “2014 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2014 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Explanation of the Company’s Use of Non-GAAP Financial Measures Adjusted Net earnings, Adjusted Earnings before income taxes, EBIT, Adjusted Diluted earnings per share, Adjusted Pre-tax margins, and Free cash flows results are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s performance. Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable GAAP measures. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright. Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

3 • Opening Remarks Rich Daly, President and CEO • Second Quarter FY 2015 Financial Jim Young, CFO Results • Summary Rich Daly, President and CEO • Q&A Rich Daly, President and CEO Jim Young, CFO • Closing Remarks Rich Daly, President and CEO Today’s Agenda

4 Key Messages • Strong recurring revenue momentum through Q2 led by Net New Business • Recurring revenue closed sales record for Q2 • Executing on our tuck-in acquisition strategy • Reaffirming fiscal year 2015 guidance • Full-year expected results aligned with three-year objectives provided at Investor Day in December Note: Net New Business is defined as recurring revenue from closed sales less recurring revenue from client losses

5 Financial Highlights • Recurring revenue momentum continues ▪ Q2 recurring fee revenues were up 7% ▪ Primarily driven by Net New Business • Q2 Adjusted Diluted earnings per share (EPS) of $0.32 were up 28% (YTD down 3%) • Reaffirming full year 2015 guidance ▪ Recurring fee revenue growth of 5-7% (total revenue growth of 4-6%) ▪ Adjusted Pre-tax margins in the range of 17.3% to 17.7% ▪ Pre-tax margins in the range of 16.4% to 16.8% ▪ Adjusted Diluted EPS of $2.42-$2.52 (8-12% growth) ▪ Diluted EPS of $2.29-$2.39 (8-13% growth) ▪ Free cash flows of approximately $320M-$370M ▪ Recurring revenue closed sales of $110M-$150M Note: Adjusted results are Non-GAAP measures.

6 Closed Sales Performance • Record Q2 recurring revenue closed sales were up 111% (YTD up 112%) ▪ Recurring revenue closed sales were $49M compared to $23M in the previous year (YTD $81M compared to $38M) • Signed deal with Scottrade to provide both trade processing and client communication solutions which is aligned with Broadridge's strategy to enable industry wide mutualization of costs • Sales pipeline robust with good momentum across both segments • Accenture Post-Trade Processing platform (APTP) update ▪ Signed second client to our technology platform in October ▪ First technology roll-out for Societe Generale's operations completed including infrastructure and support services. Trading expected to go live in London FY15 and Paris FY16

7 Business Highlights- FY15 Acquisitions • Trade processing business of M&T Bank Corporation's Wilmington Trust Retirement and Institutional Services unit ▪ Announced in January, expected to close late in Q3 FY15; purchase price in historical tuck-in range ▪ Expected to add additional scale to our successful, industry-leading Matrix platform; bringing ~35 new TPA relationships and adding ~$50B of AUA. Post-closing, Matrix is expected to have ~$300B AUA ▪ Will expand Matrix's client mix with large plan sponsors and non-qualified plans ▪ Will allow acquired clients to capitalize on the capabilities and power of our open- architecture platform, as well as advisor support, and access to Broadridge’s retirement communications and data analytics offerings ▪ Will expand our leadership position and further drive the best-in-class processes, reporting and client services functions that we offer the market today • TwoFour Systems, LLC ▪ Closed in December; purchase price of ~$32M ▪ Rebranded as Broadridge FX and Liquidity Solutions ▪ Provides real-time foreign exchange solutions for banks and broker-dealers ▪ Advances our strategy to deliver multi-asset class solutions to our clients globally ▪ Opportunity to integrate and bundle new technology with Broadridge's reconciliations, matching, and SWIFT offerings

8 2Q 2Q YTD FY15 FY15 FY15 Outlook (d) Growth Drivers as a % of Recurring Fee Revenues Closed Sales (Recurring) 7% 6% Client Losses (3)% (3)% Net New Business 4% 3% Internal Growth(a) 2% 1% Organic Growth 6% 4% Acquisitions 1% 2% Total Recurring Fee Revenue Growth 7% 6% 5-7% Growth Drivers as a % of Total Revenues Recurring Fee Revenues 5% 4% Event-Driven(b) 2% 0% Distribution(c) 4% 2% FX/Other (1)% (1)% Total Revenue Growth 10% 6% 4-6% EBIT Margins (e) 10.0% 10.0% 17.4-17.8% NOTE: Amounts may not sum due to rounding (a) Internal Growth includes GTO Equity and Fixed Income Trades, ICS Equity and Mutual Fund Stock Record Growth, Transaction Reporting, Fulfillment, and Time & Materials (b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Interim Communications (c) Distribution revenues primarily include revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services (d) FY15 Outlook does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases (e) EBIT is a Non-GAAP measure and is defined by the Company as Earnings before interest income/expense, other expenses and income taxes Key Financial Drivers

9 Investor Communication Solutions (ICS) 2Q14 2Q15 Versus Prior Year 2Q14 YTD 2Q15 YTD Versus Prior Year Recurring Fee Revenues $173 $196 13% $351 $391 11% Total Revenues $349 $404 16% $728 $798 10% Earnings before income taxes $20 $35 73% $61 $72 20% Pre-tax Margins 5.8% 8.6% 280 bps 8.3% 9.1% 80 bps Global Technology and Operations (GTO) 2Q14 2Q15 Versus Prior Year 2Q14 YTD 2Q15 YTD Versus Prior Year Total Revenues $171 $174 2% $337 $337 0% Earnings before income taxes $35 $32 (9)% $67 $58 (14)% Pre-tax Margins 20.6% 18.5% (210) bps 20.0% 17.2% (280) bps Notes: Earnings before income taxes and EBIT are equivalent for business segment reporting. In connection with an organizational change made in 2014 in order to further align and enhance our portfolio of services, certain discrete services that were previously reported in our Global Technology and Operations reportable segment are now reported within the Investor Communication Solutions reportable segment.  As a result, our prior period segment results have been revised to reflect this change in reporting segments. Segment Results

10 FY15 Outlook Broadridge Financial Solutions, Inc. FY15 Outlook 11/6/2014 2/5/2015 Recurring Fee Revenue Growth 5 - 7% 5 - 7% Total Revenue Growth 4 - 6% 4 - 6% EBIT Margins 17.4 - 17.8% 17.4 - 17.8% Adjusted Pre-tax Margins 17.3 - 17.7% 17.3 - 17.7% Tax Rate 35.0% ~34.5% Adjusted Diluted EPS $2.42 - $2.52 $2.42 - $2.52 Growth 8 - 12% 8 - 12% Diluted EPS $2.29 - $2.39 $2.29 - $2.39 Growth 8 - 13% 8 - 13% Free Cash Flows $320M - $370M $320M - $370M Recurring Revenue Closed Sales $110M - $150M $110M - $150M Segments ICS Total Revenue Growth 5 - 7% 5 - 8% ICS Pre-tax Margins 18.6 - 18.8% 18.6 - 18.8% GTO Total Revenue Growth 2 - 4% 2 - 4% GTO Pre-tax Margins 17.7 - 19.3% 17.7 - 19.3%

11 Closing Summary • Solid Q2 and YTD financial and recurring revenue closed sales performance reflects continued momentum • Reaffirming FY15 guidance • Expect full-year results to be aligned with three-year objectives ▪ Drive sales performance to deliver strong recurring revenue growth ▪ Build-out acquisitions portfolio via tuck-ins with disciplined execution ▪ Committed to capital stewardship that enhances Total Shareholder Return • Remain confident in ability to generate sustainable top quartile total shareholder return over any multi-year period

12 Q&A and Closing Comments There are no slides during this portion of the presentation

13 Appendix

Broadridge Q2 and YTD FY15

Revenues					Earnings			
FY14 Q2	FY15 Q2	FY14 Q2 YTD	FY15 Q2 YTD		FY14 Q2	FY15 Q2	FY14 Q2 YTD	FY15 Q2 YTD
$349	$404	$728	$798	ICS (c)	$20	$35	$61	$72
6%	16%	8%	10%	◄ *Growth % / Margin %* ►	5.8%	8.6%	8.3%	9.1%
$171	$174	$337	$337	GTO (c)	$35	$32	$67	$58
6%	2%	8%	0%	◄ *Growth % / Margin %* ►	20.6%	18.5%	20.0%	17.2%
$520	$578	$1,065	$1,135	**Total Segments**	$55	$67	$128	$131
6%	11%	8%	7%	***Margin %***	10.6%	11.6%	12.0%	11.5%
$0	$0	$0	$0	Other	$(11)	($13)	$(14)	($25)
$1	$(4)	$1	$(5)	FX (a)	$4	$4	$10	$8
$521	$575	$1,066	$1,130	**Total Broadridge** ◄ **Revenues / EBIT** ►	$49	$57	$124	$113
6%	10%	8%	6%	◄ ***Growth % / Margin %*** ►	9.4%	10.0%	11.7%	10.0%
				Interest & Other	$(6)	($6)	$(12)	($12)
				Acquisition Amortization and Other Costs (b)	$6	$8	$11	$14
				Adjusted EBT	$48	$59	$123	$116
				Margin %	9.3%	10.3%	11.6%	10.2%
				Income taxes	$(17)	($20)	$(44)	($39)
				Tax Rate	35.4%	32.8%	35.7%	33.9%
				Adjusted Net Earnings	$31	$40	$79	$77
				Margin %	6.0%	6.9%	7.4%	6.8%
				Acquisition Amortization and Other Costs (b)	$(4)	($5)	$(7)	($9)
				Adjustments (Net of Taxes)	$(4)	($5)	$(7)	($9)
				Net Earnings	$28	$35	$72	$67
				Margin %	5.3%	6.0%	6.8%	5.9%
				Diluted Shares	124.1	124.4	123.6	124.2
				Adjusted Diluted EPS (c)	$0.25	$0.32	$0.64	$0.62
				Diluted EPS	$0.22	$0.28	$0.58	$0.54

Notes: Amounts may not sum due to rounding. Adjusted results are Non-GAAP measures.

(a) Includes impacts of FX P&L and FX transaction activity.

(b) Represents amortization charges associated with intangible assets as well as other transaction costs associated with the Company's acquisitions.

(c) In connection with an organizational change made in 2014 in order to further align and enhance our portfolio of services, certain discrete services that were previously reported in our Global Technology and Operations reportable segment are now reported within the Investor Communication Solutions reportable segment. As a result, our prior period segment results have been revised to reflect this change in reporting segments.

Broadridge
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15 Reconciliation of Non-GAAP to GAAP Measures 2Q14 2Q15 YTD14 YTD15 FY15 Range (a) Low High Adjusted Diluted EPS (Non-GAAP) $0.25 $0.32 $0.64 $0.62 $2.42 $2.52 Acquisition Amortization and Other Costs, net of taxes (0.03) (0.04) (0.06) (0.08) (0.13) (0.13) Diluted EPS (GAAP) $0.22 $0.28 $0.58 $0.54 $2.29 $2.39 2Q14 2Q15 YTD14 YTD15 FY15 Range (a) Low High EBIT (Non-GAAP) $49 $57 $124 $113 $464 $483 EBIT margin % 9.4% 10.0% 11.7% 10.0% 17.4% 17.8% Acquisition Amortization and Other Costs $6 $8 $11 $14 $24 $24 Interest and Other, net $(6) $(6) $(12) $(12) $(26) $(26) Adjusted EBT (Non-GAAP) $48 $59 $123 $116 $462 $480 Adjusted Pre-tax margin % 9.3% 10.3% 11.6% 10.2% 17.3% 17.7% Acquisition Amortization and Other Costs $(6) $(8) $(11) $(14) $(24) $(24) EBT (GAAP) $43 $52 $112 $102 $438 $457 Pre-tax margin % 8.2% 9.0% 10.5% 9.0% 16.4% 16.8% Six Months Ended FY15 Range (a) December 31, 2014 Low High Free Cash Flows: Net cash flows provided by operating activities $71 $395 $440 Cash Flows From Investing Activities: Capital expenditures and software purchases (16) (75) (70) Free Cash Flows (Non-GAAP) $55 $320 $370 NOTE: Amounts may not sum due to rounding. (a) FY15 Ranges do not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

ICS Key Segment Revenue Stats

RC= Recurring
ED= Event-Driven
In millions

Segment	Fee Revenues (e)	2014	2015	YTD FY14	YTD FY15	Type
Proxy	**Equities**	$ 24.4	$ 27.6	$ 50.4	$ 54.2	RC
	Stock Record Position Growth	*1 %*	*7 %*	*1 %*	*7 %*	
	Pieces	*20.0*	*25.1*	*41.5*	*44.4*	
	Mutual Funds	$ 10.7	$ 11.0	$ 26.5	$ 21.0	ED
	Pieces	*15.5*	*16.8*	*35.9*	*31.4*	
	Contests/Specials	$ 2.4	$ 8.4	$ 6.6	$ 12.2	ED
	Pieces	*2.4*	*8.8*	*6.8*	*12.2*	
	Total Proxy	$ 37.5	$ 47.0	$ 83.5	$ 87.4	
	Total Pieces	*37.9*	*50.7*	*84.2*	*88.0*	
	Notice and Access Opt-in %	*74 %*	*73 %*	*66 %*	*65 %*	
	Suppression %	*58 %*	*61 %*	*58 %*	*60 %*	
Interims	**Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)**	$ 39.0	$ 39.6	$ 77.8	$ 80.4	RC
	Position Growth	*13 %*	*8 %*	*12 %*	*8 %*	
	Pieces	*187.5*	*192.3*	*361.0*	*389.7*	
	Mutual Funds (Supplemental Prospectuses) & Other	$ 7.8	$ 10.8	$ 20.0	$ 23.1	ED
	Pieces	*35.7*	*49.3*	*107.5*	*110.4*	
	Total Interims	$ 46.8	$ 50.4	$ 97.8	$ 103.5	
	Total Pieces	*223.2*	*241.6*	*468.5*	*500.1*	
Transaction Reporting	**Transaction Reporting/Customer Communications**	$ 36.4	$ 39.3	$ 73.2	$ 78.6	RC
Fulfillment	**Fulfillment**	$ 36.4	$ 39.3	$ 76.4	$ 76.0	RC
Emerging, Acquired and Other	**Emerging/Acquired (a)**	$ 37.0	$ 50.0	$ 73.3	$ 102.2	RC
	Other (b)	$ 7.1	$ 7.3	$ 15.5	$ 16.1	ED
	Total Emerging, Acquired, and Other	$ 44.1	$ 57.3	$ 88.8	$ 118.3	
	Total Fee Revenues	$ 201.2	$ 233.3	$ 419.7	$ 463.8	
	Total Distribution Revenues (c)	$ 147.6	$ 170.6	$ 308.2	$ 334.5	
	Total Revenues	$ 348.8	$ 403.9	$ 727.9	$ 798.3	
	Total RC Fees	$ 173.2	$ 195.8	$ 351.1	$ 391.4	
	% RC Growth	*12 %*	*13 %*	*11 %*	*11 %*	
	Total ED Fees	$ 28.0	$ 37.5	$ 68.6	$ 72.4	
Key Revenue Drivers (Recurring)	Sales	*5 %*	*8 %*	*5 %*	*7 %*	
	Losses	*(2)%*	*(3)%*	*(2)%*	*(2)%*	
	Net New Business	***3 %***	***5 %***	***3 %***	***5 %***	
	Internal growth	*7 %*	*5 %*	*6 %*	*3 %*	
	Recurring (Excluding Acquisitions)	***10 %***	***10 %***	***9 %***	***8 %***	
	Acquisitions	*2 %*	*1 %*	*2 %*	*1 %*	
	Total Recurring	***12 %***	***13 %***	***11 %***	***11 %***	
Key Revenue Drivers (Total)	**Recurring, Net (d)**	***6.000 %***	***6 %***	***5 %***	***5 %***	
	Event Driven	*— %*	*3 %*	*1 %*	*1 %*	
	Distribution	*— %*	*7 %*	*2 %*	*4 %*	
	TOTAL	***6 %***	***16 %***	***8 %***	***10 %***	

NOTE: Amounts may not sum due to rounding.

(a) Emerging and Acquired includes fee revenues from the following: Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire, Investigo, Emerald, Tax Services and Fluent.

(b) Other includes other event-driven fee revenues such as corporate actions, NOBO lists, and development.

(c) Distribution evenues primarily include revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.

(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions

(e) In connection with an organizational change made in 2014 in order to further align and enhance our portfolio of services, certain discrete services that were previously reported in our Global Technology and Operations reportable segment are now reported within the Investor Communication Solutions reportable segment. As a result, our prior period segment results and FY15 guidance have been revised to reflect this change in reporting segments.

Broadridge®

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17 GTO Key Segment Revenue Stats RC= Recurring ED= Event-Driven In millions 2Q14 2Q15 FY14 YTD FY15 YTD Type Equity Transaction-Based Equity Trades (a) $ 33.5 $ 35.4 $ 65.9 $ 66.9 RC Internal Trade Volume (Average Trades per Day in '000) 938 1,026 911 959 Internal Trade Growth 18% 9% 16% 5 % Trade Volume (Average Trades per Day in '000) 953 1,030 931 964 Non-Transaction Other Equity Services (b) 106.5 108.1 $ 209.7 $ 209.1 RC Total Equity $ 140.0 $ 143.5 $ 275.6 $ 276.0 Fixed Income Transaction-Based Fixed Income Trades (a) $ 14.4 $ 14.5 $ 29.1 $ 28.9 RC Internal Trade Volume (Average Trades per Day in '000) 298 305 301 299 Internal Trade Growth 0% 2% 1% (1)% Trade Volume (Average Trades per Day in '000) 299 324 302 319 Non-Transaction Other Fixed Income Services $ 16.8 $ 16.3 $ 32.2 32.0 RC Total Fixed Income $ 31.2 $ 30.8 $ 61.3 $ 60.9 Total Revenues $ 171.2 $ 174.3 $ 337.0 $ 336.9 Sales 9% 7% 10% 6% Losses (4)% (4)% (3)% (4)% Key Net New Business 5% 3% 7% 2% Revenue Internal growth 1% (1)% 1% (2)% Drivers Acquisitions 0% 0% 0% 0% TOTAL 6% 2% 8% 0% Note: Amounts may not sum due to rounding (a) Trades do not include clients under BPO and fixed contracts (b) Includes BPO clients

18 Broadridge ICS Definitions Proxy Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered in the name of their beneficial owners). Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Mutual Funds are not required to have annual meetings. As a result, mutual fund proxy services are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds. Contests - Refers to the proxy services we provide when a separate proxy agenda is put forth by one or more stockholders that are generally in opposition to the proposals presented by management of the company. Specials - Refers to the proxy services we provide in connection with non-routine stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and therefore needs the approval of its stockholders). Interims Mutual Fund Annual/Semi-Annual/Prospectuses – Refers to the services we provide investment companies in connection with information they are required to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosures. Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year. Other – Refers generally to marketing communications provided to stockholders including newsletters, investor education materials and other information not required to be distributed by regulation. Transaction Reporting Transaction Reporting– Refers primarily to the printing and distribution of account statements and trade confirmations to account holders, including electronic delivery and archival services. Fulfillment Post-Sale Fulfillment – Refers primarily to the distribution of mutual fund prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities. Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators. Emerging, Acquired, and Other Communications Emerging – Refers to the services provided by our emerging products portfolio (e.g. Tax Services and Fluent) Acquired – Refers to the services provided by our acquisitions portfolio (e.g. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire, Emerald, and Investigo) Other – Refers to the services we provide in connection with communication material not included in the above definitions such as non-objecting beneficial owners (NOBO) list, and corporate actions such as tender offer transactions.